E*TRADE Financial Corporation
Raymond James 34  Annual Institutional Investors Conference
Matthew Audette, Chief Financial Officer
March 5, 2013
©
2013 E*TRADE Financial Corporation all rights reserved.
Exhibit 99.1
th

© 2013 E*TRADE Financial Corporation all rights reserved

Safe Harbor Statement
This presentation contains certain forward-looking statements regarding our business strategy and the related impact, our strategic and capital plans, certain deleveraging and cost-savings initiatives, the continuation of current trends, future events and the future performance of the Company. E*TRADE claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-
looking statements.  Various factors, including risks and uncertainties referred to in the 10-K, 10-Q and other reports the Company periodically files with the SEC, could cause our actual results to differ materially from those indicated by our projections or other forward-looking statements.
Non-GAAP Financial Measures
In addition to financial results prepared in accordance with Generally Accepted Accounting Principles, or GAAP, this presentation will also contain certain non-GAAP financial measures.  Management uses these non-GAAP measures to evaluate our performance and in planning for future periods. Management believes that adjusting GAAP measures by excluding or including certain items is helpful to investors and analysts who may wish to use some or all of this information to analyze our current performance, prospects and valuation. It is important to note these non-GAAP measures involve judgment by management and should be considered in addition to, not as a substitute for, the most directly comparable measures calculated and prepared in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with their most direct comparable GAAP financial measures included as an appendix to this presentation.
This presentation presents data as of December 31, 2012, unless otherwise indicated.
Notice to investors

© 2013 E*TRADE Financial Corporation all rights reserved

Business strategy
Improve market position in retail brokerage
• Accelerate growth of the customer franchise
• Continue to enhance the customer experience, improve satisfaction and retention
Capitalize on value of complementary brokerage businesses
• Corporate Services Group
• Market making operations
Enhance position in retirement & investing
• Expand brand position for awareness and preference
• Grow customer share of wallet
Continue to manage and de-risk the Bank
• Mitigate credit losses on legacy loan portfolio and enhance risk profile
• Build out enterprise risk management capabilities
Strengthen overall financial and franchise position
• Improve capital ratios through de-risking and de-leveraging
• Focus on ultimately deploying excess Bank capital to parent to pay off corporate debt
• Increase focus on cost reductions and efficiencies: Targeting $110M in run-rate reductions

Pre-tax income:
$0.9B
$(2.2)B
$(1.3)B
$(0.9)B
$0.0B
$0.2B
$0.1B
$1.0B
$1.5
$0.5
($0.5)
($1.5)
($2.5)
($3.5)
($ B)
2006
2007
2008
2009 (2)
2010
2011
2012 (1)
Long-term impact to current strategy
Earnings before interest, taxes and credit costs
Provision / credit costs
Interest & other expense

E*TRADE®

© 2013 E*TRADE Financial Corporation all rights reserved

($ M)
2012
Driver Long-term impact
of current strategy
Revenue $1,899 $2,161
Provision ($354) $0
Servicing ($60) $0
FDIC expenses ($117) ($59)
Other operating expenses ($985) ($985)
Expenses, total ($1,162) ($1,044)
Operating income $383 $1,117
Corporate interest expense ($180) $0
Other ($77) $(77)
Pre-tax income $126 $1,040
Should reduce to $0 as excess Bank capital is
deployed to parent to pay off corporate debt
Net interest spread should improve to 300bps
with normalized rate environment
Should reduce to $0 as legacy portfolio runs off
Should reduce to $0 as legacy portfolio runs off
Should reduce by half as risk profile improves
Strengthen overall financial and franchise position
Long-term impact of current strategy to improve earnings
(1)

Excess Tier 1 leverage
Excess Risk-based capital
Corporate debt
($B)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Q4 2008
Q4 2009
Q4 2010
Q4 2011
Q4 2012

© 2013 E*TRADE Financial Corporation all rights reserved

Strengthen overall financial and franchise position
Focused on deleveraging to improve most constraining ratio: Tier 1 leverage
Capital ratios as of
12/31/12
Bank Parent
Well-
capitalized
threshold
Total capital to
risk-weighted assets
(3)
20.6% 13.7% 10.0%
Tier 1 capital to
risk-weighted assets
(3)
19.3% 12.5% 6.0%
Tier 1 common
(4)
19.3% 10.3% 7.0%
Tier 1 leverage
(3)
8.7% 5.5% 5.0%
Reducing balance sheet size / improving leverage ratio is integral to the successful execution of the Capital Plan
Strategic and Capital Plan submitted to Fed and OCC
• Outlines assumptions for capital levels and distributions under various operating conditions over the next 5 years
• Includes assumption that Bank begins distributing capital to Parent by the end of 2013
• Plan assumes Bank will dividend capital to Parent above Tier 1 leverage ratio of 9.5%
• 9.5% target decreases by 50 bps each year beginning in 2014, ultimately settling at 8.0%
Bank excess capital / Corporate debt
(5)
(6)

($M)

($B)
$54
$50
$46
$42
$38
$49.2
$3.5
$(4.9)
$(2.8)
$(0.5)
$44.5
Q2 2012
customer activity & other
2012 completed deleveraging actions
Q1 2013 identified or completed deleveraging actions
Q2 2013 identified deleveraging actions
Q2 2013 pro forma

© 2013 E*TRADE Financial Corporation all rights reserved

Drivers of change in balance sheet size
Focused on deleveraging to improve most constraining ratio: Tier 1 leverage
Strengthen overall financial and franchise position
Identified or Completed Deleveraging
Actions
2012 Q1 2013 Q2 2013 TOTAL
Transfer sweep deposits off balance sheet $1,700 $2,300 $500 $4,500
Direct new customer cash to money funds $800 $400 $1,200
Reduce wholesale borrowings $1,500 $1,500
Convert customer payables to money funds $900 $100 $1,000
Total $4,900 $2,800 $500 $8,200
Tier 1 Leverage ratio:  Bank | Parent 8.7%  |  5.5%

## Improved earnings[7]

| | Maturity | Coupon | Balance | GAAP interest expense | After tax |
|---|---|---|---|---|---|
| Old notes | 2015 | 7.875% | $243 | $18 | $12 |
| | 2016 | 6.75% | $435 | $31 | $18 |
| | 2017 | 12.50% | $930 | $136 | $99 |
| | Total | **10.25%** | **$1,608** | **$185** | **$129** |
| New notes | 2016 | 6.75% | $435 | $31 | $18 |
| | 2017 | 6.00% | $505 | $32 | $19 |
| | 2019 | 6.38% | $800 | $52 | $32 |
| | Total | **6.36%** | **$1,740** | **$115** | **$69** |
| | | | **Savings** | **$70** | **$60** |

## Improved maturity profile

Pre- refi
Post-refi
$B
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Weighted average maturity:
Pre-refi = 4.2 years
Post-refi = 5.4 years
2013
2014
2015
2016
2017
2018
2019

© 2013 E*TRADE Financial Corporation all rights reserved

Strengthen overall financial and franchise position
Debt refinancing to significantly improve cash flow and reduce interest burden
• Lowest Senior Note coupons in the Company’s history
• Improves annual earnings by approximately $60M or
$0.21 per share (7)
• Improves debt service coverage ratio for parent cash to
3.7X from 2.5X
• Lengthens maturity profile, eliminating nearest maturity
and extending weighted average maturity by +1 year
• Call features allow prepayment flexibility
Transaction benefits Transaction overview
• Launched transaction to refinance debt on 11/5
• Successfully raised $1.3B in Senior Notes – closed on
11/14
• Issued call notice for $930M of Springing Lien Notes due
2017 and $243M of 7.875% Senior Notes due 2015
• Called notes were extinguished on 12/1/2012

Consolidated DTA = $1.4B;
only 10% is included in regulatory capital
$0.1
$1.3
excluded from regulatory capital
included in regulatory capital
$ B

4.0
3.0
2.0
1.0
0.0
($ B)
Parent company
Bank
$3.7B
$1.4B
DTA
Pre-tax income equivalent(8)

Bank DTA = $1.0B;
only 32% is included in regulatory capital
$0.3
$0.7
excluded from regulatory capital
included in regulatory capital
$ B

© 2013 E*TRADE Financial Corporation all rights reserved

Consolidated DTA of $1.4B
($0.4B at parent; $1.0B at Bank)
Ability to include more in regulatory capital with ongoing
profitability
Source of corporate cash as subsidiaries reimburse the
parent for use of its DTA
Approximately 15 years to use; expect to utilize the full
amount
Strengthen overall financial and franchise position
Deferred tax asset: Embedded value realized with ongoing profitability

ANNUAL BROKER SURVEY 2012 (9)

SmartMoney
THE WALL STREET JOURNAL.

TRADING TOOLS

RESEARCH

CUSTOMER SERVICE

ANNUAL BROKER SURVEY 2012 (10)

BARRON'S

RESEARCH AMENITIES

PORTFOLIO ANALYSIS & REPORTS

CUSTOMER SERVICE & EDUCATION

Kiplinger's PERSONAL FINANCE (11)

USER EXPERIENCE

CUSTOMER SERVICE

RESEARCH & TOOLS

INVESTMENT CHOICES

E*TRADE
IS YOUR OLD 401(k)
A FEE-FOR-ALL?
Simple Planner
GET UP TO $600

Redesigned public website

Leading-edge platforms

INNOVATION
MEETS EXPERTISE.
E*TRADE
SEE IT. SCAN IT. TRADE IT.
E*TRADE

Award-winning iconic brand & advertising

E*TRADE®

© 2013 E*TRADE Financial Corporation all rights reserved 9 Committed to grow as a recognized leader with iconic brand and advertizing Improve market position in retail brokerage

© 2013 E*TRADE Financial Corporation all rights reserved

Improve market position in retail brokerage
Lower
attrition
Increase
net new assets /
share of wallet
Grow
high quality
account base
Increase asset-based
and commission-
based revenue
Key initiatives to drive success
• Create leading online broker
experience:
• E*TRADE.com
• E*TRADE 360
• E*TRADE Mobile
• Education & research
• E*TRADE Community
• Focus on customer dissatisfiers
• Continuous process improvements
• Expand brand as a trusted
retirement and investing
provider
• Deliver retirement advice &
planning:
• Financial Consultants
• Online planning tools
• Managed Products
• Increase awareness of needs-
based investing solutions:
• Mutual funds
• Fixed income
• ETFs
• Deepen relationships with
high-potential customers
Improve
Improve
customer experience
customer experience
Grow retirement
Grow retirement
& investing
& investing
Enhance retail
Enhance retail
trading offering
trading offering
• Deliver best-in-class trading
experience:
• E*TRADE.com
• E*TRADE Pro
• E*TRADE Mobile
• Expand product engagement
through:
• Platform enhancements
• Idea generating tools
• Education for all traders on
products, platforms, strategies and
risk management

Net new brokerage accounts
2010: 54k
2011: 99k
2012: 120k
(000's)
60
45
30
15
0
51
25
13
10
46
46
18
10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

Annualized brokerage account attrition (12)
2010: 12.2%
2011: 10.3%
2012: 9.0%
12%
9%
6%
3%
0%
9.9%
10.7%
10.5%
9.5%
8.7%
8.4%
8.5%
9.8%
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

Net new brokerage assets (13)
2010: $8.1B
2011: $9.7B
2012: $10.4B
($ B)
$5.0
$3.8
$2.5
$1.3
$0.0
$3.9
$1.5
$2.6
$1.7
$4.0
$2.2
$1.9
$2.3
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

Average brokerage assets per account (14)
2010: $49k
2011: $54k
2012: $59k
(000's)
$80
$60
$40
$20
$0
$57
$56
$49
$52
$60
$57
$60
$59
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

© 2013 E*TRADE Financial Corporation all rights reserved 11 Improve market position in retail brokerage Accelerate growth of the customer franchise

DARTs
2010: 151k
2011: 157k
2012: 138k
(000's)
200
150
100
50
0
177
148
165
140
157
139
129
128
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

Customer margin receivables
Average yield:
2010: 442bps
2011: 413bps
2012: 395bps
($ B)
$8
$6
$4
$2
$0
$5.7
$5.7
$5.2
$4.8
$5.3
$5.8
$5.6
$5.8
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

Brokerage-related cash
Average cost:
2010: 12bps
2011: 11bps
2012: 11bps
($ B)
$40
$30
$20
$10
$0
$26
$26
$26
$28
$31
$29
$33
$34
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

Retirement assets
($B)
$40
$30
$20
$10
$0
$31
$31
$28
$30
$33
$33
$35
$35
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

E*TRADE®

© 2013 E*TRADE Financial Corporation all rights reserved 12 Improve market position in retail brokerage Accelerate growth of the customer franchise

© 2013 E*TRADE Financial Corporation all rights reserved

Financial Consultant network highlights
Increased Financial Consultant headcount by 40%
since year-end 2010
Estimated 12% share of our customers’ investible
assets (36% for active traders; 10% for investors) (15)
Identified segments best served by proactive
engagement with Financial Consultants
— 1-year post assignment seeing significant
improvement in engagement and retention Accounts &
assets
$34.6 billion in
retirement assets
20% of  $173 billion of
brokerage-related assets
799k retirement
accounts
28% of brokerage accounts
$1.3 billion in managed
accounts
(3 years post inception)
8,100+ mutual funds
— 4,600 no-load
— 6,900 NTF
80+ Comm. Free
50,000+ bonds
Managed Accounts
(MIP & UMA)
Chartered Retirement
Planning Counselors
#1 ranking in Kiplinger’s
2012 Best Online Brokers  -
five stars in Investment
Choices and Customer
Service
Retirement education
Integrated into
advertising
Headcount of 270
Increased asset
penetration 1 year post
assignment
Complementary
retirement & portfolio
consultations
Products
†
Services
Financial
Consultants
Enhance position in retirement & investing
† Unified Managed Accounts and Managed Investment Portfolios are offered by E*TRADE Capital Management
SM
Every ETF sold

Total stock plan accounts
1,160
1,120
1,080
1,040
1,000
(000's)
5% CAGR
1,068
1,148
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

Principal transactions revenue
$30
$25
$20
$15
$10
$5
$0
($M)
$30
$24
$27
$25
$24
$21
$22
$26
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

© 2013 E*TRADE Financial Corporation all rights reserved

Corporate Services Group
Build on market leadership with 1,000+ corporate stock plan clients
Award-winning platform – Equity Edge Online  – rated #1 in
Overall Satisfaction and Loyalty in the 2012 Group Five Stock
Plan Administration Study Industry Report
Strategically important channel for new brokerage accounts,
accounting for 25-30% of gross new accounts
1.1 million accounts; $22B in vested and $47B in unvested
options
Proceeds retention of 35%+ 3 months post exercise,
and 15%+ 12 months post exercise
Market making business
Leading market share in ADRs; growing market share in
National Market Securities
Growing base of external customers, comprising 45+ external
clients (30% y/y growth), and accounting for approximately
half of market making revenue
Capitalize on value of complementary brokerage businesses
TM
(16)

Agency securities, cash, and other
Legacy loans
$B
60
50
40
30
20
10
0
Q3 2007
Q2 2008
Q1 2009
Q4 2009
Q3 2010
Q2 2011
Q1 2012
Q4 2012

Brokerage-related deposits and other
Wholesale funding
$B
60
50
40
30
20
10
0
Q3 2007
Q2 2008
Q1 2009
Q4 2009
Q3 2010
Q2 2011
Q1 2012
Q4 2012

© 2013 E*TRADE Financial Corporation all rights reserved

Improvement in asset composition… …Funding mix also continues to improve
• Legacy loan portfolio now accounts for less than 30% of
average interest-earning assets, down from 55% in Q3 2007
• Average loan portfolio balances are down 66% from peak in
Q3 2007
• Bank risk weighted assets are down 44% from peak in Q3
2007, while average total assets are down 27%
• More expensive wholesale funding channel now accounts
for only 16% of average interest-bearing liabilities, down
from 38% at its peak in Q3 2007
• Average wholesale funding is down 70% from its peak in Q3
2007
• Balance sheet strategy going forward is liability-driven, by brokerage cash
Favorable mix shift in assets (lower risk) and liabilities (lower-cost)
Continue to manage and de-risk the Bank

Delinquencies
Loans 30-89 days past due
($ M)
$1,200
$1,000
$800
$600
$400
$200
$0
Down 67% from peak in Q4 08
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12

Provision for loan losses
($ M)
$600
$500
$400
$300
$200
$100
$0
Down 86% from peak in Q3 08
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12
Provision
Qualitative reserve
Untimely reported borrower bankruptcies

68% decline

© 2013 E*TRADE Financial Corporation all rights reserved

($ B)
Loan balance
9/30/07
(17)
Paydowns
(18)
Charge-offs
Loan balance
12/31/12
(17)
Average age
1-4 Family loans $17 ($10) ($1) $6 6.7 yrs
Home equity $12 ($5) ($3) $4 6.9 yrs
Consumer $3 ($2) ($0) $1 9.0 yrs
TOTAL
$32 ($17) ($4) $11
Continue to manage and de-risk the Bank
Mitigate credit losses on legacy loan portfolio

1.2
0.9
0.6
0.3
0.0
$B
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11 (19)
Q1 12 (19)
Q2 12
Q3 12
Q4 12

$B

$B

© 2013 E*TRADE Financial Corporation all rights reserved

Coverage of non-modified loans Coverage of modified loans
Components of allowance for loan losses
Specific Valuation Allowance
Continue to manage and de-risk the Bank
Mitigate credit losses on legacy loan portfolio
0.0
0.5
1.0
1.5
2.0
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
90+ days past due non-modified loans
General reserve as a % of 90+ days past due non-modified
(20)
0.0
0.5
1.0
1.5
2.0
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Total expected losses on modified loans
Modified loans
General reserve
Prior charge-offs
Qualitative reserve
= Accounts for factors not directly considered in our quantitative model
= Expected losses over remaining life of modified loans
= Expected losses over next 12 months for non-modified loans
0%
20%
40%
60%
80%
0%
20%
40%
60%
80%
loans

1-4 family mortgages
payment resets by year
$B
$2.4
$1.8
$1.2
$0.6
$0.0
100%
75%
50%
25%
0%
$1.8
$0.8
$0.2
$0.2
$0.3
$0.7
$0.9
2011 and prior
2012
2013
2014
2015
2016
2017
First-time resets
Prior first-time resets
% of total first-time resets

Home equity lines of credit
I/O to amortizing conversions
$B
$1.6
$1.2
$0.8
$0.4
$0.0
100%
75%
50%
25%
0%
$0.2
$0.1
$0.1
$0.2
$0.9
$1.4
$0.4
2011 and prior
2012
2013
2014
2015
2016
2017
Conversions
Prior conversions
% of total conversions

Based on portfolios at 12/31/12

E*TRADE®

© 2013 E*TRADE Financial Corporation all rights reserved

Continue to manage and de-risk the Bank
Visibility into future drivers of credit costs
• Less than 1% of all 1-4 family loans resetting in 2013 are expected to experience a payment increase of more than 10%
• Nearly 83% of 1-4 family loans resetting in 2013 are expected to reset to a lower payment
• Average loan size: $458k
• 85% of non-TDR portfolio is adjustable for rate or amortization
• Approximately $2.6B, or 53% of the portfolio, has previously reset for the first time
• Approximately 80% of home equity loans are lines of credit, the majority of which do not begin to amortize until 2015 or later, and balances continue to decline
• Lines of credit are generally structured as 5-10 year draw period, followed by 10-20 year amortization period
• Average loan size: $75k (21)
• Approximately 40% of HELOC borrowers in their draw period
made meaningful voluntary principal reductions in 2012
of at least $500
• Approximately half of  those borrowers  (20%) reduced their principal balance by at least $2,500 during 2012

# Average interest earning assets & net interest spread

($B)
2.96%
2.89%
2.95%
2.88%
2.84%
2.89%
2.81%
2.66%
2.49%
2.44%
2.28%
2.38%
$42.4
$41.0
$39.7
$41.5
$42.7
$42.9
$42.7
$42.6
$44.9
$44.8
$44.9
$42.9
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

Wholesale funding obligations will expire over the next ten years
$B
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Average cost 3-4%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

E*TRADE®

© 2013 E*TRADE Financial Corporation all rights reserved

Continue to manage and de-risk the Bank
• Deleveraging actions and resulting smaller
balance sheet
• Proactive and scheduled reduction of
wholesale borrowings
• Runoff of higher yielding legacy loan
portfolio
• Declining marginal reinvestment rate
on agency securities
Current drivers of net interest spread

© 2013 E*TRADE Financial Corporation all rights reserved

• Prolonged low interest rate environment
• Home prices
• Weak consumer / investor confidence
• Heightened regulatory sensitivity
Environmental
Challenges
• Mitigate credit losses on legacy loan portfolio
• Execute on all aspects of the Strategic Plan
• Obtain regulatory approval to distribute capital from
Bank to Parent
• Build out enterprise risk management capabilities
E*TRADE
Challenges
• Accelerate growth of customer franchise
• Expand brand as a trusted retirement and investing
provider
• Cost reduction / efficiency gains
E*TRADE
Opportunities
Challenges and opportunities

(1) Excludes impact of the $1.3 billion corporate debt refinance completed in December 2012, which resulted in a $257 million loss on early extinguishment of debt.

(2) Excludes impact of the debt exchange. In the third quarter of 2009, the Company exchanged $1.7 billion aggregate principal amount of interest-bearing corporate debt for an equal principal amount of newly-issued non-interest-bearing convertible debentures. This Debt Exchange resulted in a non-cash pre-tax charge of $968 million. The following table provides a reconciliation of GAAP net loss to non-GAAP net loss for FY2009:

| *($000s)* | FY 2009 |
|---|---|
| Pre-tax loss | $(1,835,431) |
| Add back: non-cash charge on Debt Exchange | 968,254 |
| Adjusted pre-tax loss | $ (867,177) |

(3) The parent total capital to risk-weighted assets, Tier 1 capital to risk-weighted assets and Tier 1 leverage capital ratios are based on the Federal Reserve regulatory minimum well-capitalized threshold, although the parent is not currently subject to capital requirements. See the below tables (dollars in millions) for a reconciliation of those non-GAAP measures to the comparable GAAP measures and the calculation of E*TRADE Bank capital ratios.

| | Q4 2012 |
|---|---|
| E*TRADE Financial shareholders' equity | $ 4,904 |
| *DEDUCT:* | |
| Losses in OCI on AFS debt securities and cash flow hedges, net of tax | (315) |
| Goodwill and other intangible assets, net of deferred tax liabilities | 1,899 |
| *ADD:* | |
| Qualifying restricted core capital elements (TRUPs) | 433 |
| Subtotal | 3,753 |
| *DEDUCT:* | |
| Disallowed servicing assets and deferred tax assets | 1,278 |
| Tier 1 capital | 2,474 |
| *ADD:* | |
| Allowable allowance for loan losses | 252 |
| Total capital | $ 2,726 |
| Total average assets | $ 48,152 |
| *DEDUCT:* | |
| Goodwill and other intangible assets, net of deferred tax liabilities | 1,899 |
| Subtotal | 46,253 |
| *DEDUCT:* | |
| Disallowed servicing assets and deferred tax assets | 1,278 |
| Average total assets for leverage capital purposes | $ 44,974 |
| Total risk-weighted assets[a] | $ 19,850 |
| Tier 1 leverage ratio (Tier 1 capital / Average total assets for leverage capital purposes) | 5.5% |
| Tier 1 capital / Total risk-weighted assets | 12.5% |
| Total capital / Total risk-weighted assets | 13.7% |

| | Q4 2012 |
|---|---|
| E*TRADE Bank shareholders' equity | $ 5,703 |
| *DEDUCT:* | |
| Losses in OCI on AFS debt securities and cash flow hedges, net of tax | (315) |
| Goodwill and other intangible assets, net of deferred tax liabilities | 1,600 |
| Subtotal | 4,418 |
| *DEDUCT:* | |
| Disallowed servicing assets and deferred tax assets | 656 |
| E*TRADE Bank Tier 1 capital | 3,762 |
| *ADD:* | |
| Allowable allowance for loan losses | 247 |
| E*TRADE Bank total capital | $ 4,009 |
| E*TRADE Bank total average assets | $ 45,712 |
| *DEDUCT:* | |
| Losses in OCI on AFS debt securities and cash flow hedges, net of tax | 113 |
| Goodwill and other intangible assets, net of deferred tax liabilities | 1,600 |
| Subtotal | 43,999 |
| *DEDUCT:* | |
| Disallowed servicing assets and deferred tax assets | 656 |
| E*TRADE Bank average total assets for leverage capital purposes | $ 43,343 |
| E*TRADE Bank total risk-weighted assets[a] | $ 19,457 |
| E*TRADE Bank Tier 1 leverage ratio (Tier 1 capital / Average total assets for leverage capital purposes) | 8.7% |
| E*TRADE Bank Tier 1 capital / Total risk-weighted assets | 19.3% |
| E*TRADE Bank total capital / Total risk-weighted assets | 20.6% |

[a] Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets.

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© 2013 E*TRADE Financial Corporation all rights reserved 22 Appendix

(4) The parent Tier 1 common ratio is Tier 1 capital less elements of Tier 1 capital that are not in the form of common equity, such as trust preferred securities, divided by total risk-weighted assets for the holding company. The holding company is not yet held to the capital requirements; as such, the 7.0% well-capitalized threshold is not based on regulatory guidance. The Bank Tier 1 common ratio is a non-GAAP measure. Management believes this ratio is an important measure of E*TRADE Bank's capital strength. See below tables (dollars in millions) for a reconciliation of the non-GAAP measure of Tier 1 common ratio to the comparable GAAP measure.

| | Q4 2012 |
|---|---|
| E*TRADE Financial shareholders' equity | $ 4,904 |
| *DEDUCT:* | |
| Losses in OCI on AFS debt securities and cash flow hedges, net of tax | (315) |
| Goodwill and other intangible assets, net of deferred tax liabilities | 1,899 |
| Subtotal | 3,320 |
| *DEDUCT:* | |
| Disallowed servicing assets and deferred tax assets | 1,278 |
| Tier 1 common | $ 2,042 |
| Total risk-weighted assets | $ 19,850 |
| Tier 1 common ratio (Tier 1 common / Total risk-weighted assets) | 10.3% |

| | Q4 2012 |
|---|---|
| E*TRADE Bank shareholder's equity | $ 5,703 |
| *DEDUCT:* | |
| Losses in OCI on AFS debt securities and cash flow hedges, net of tax | (315) |
| Goodwill and other intangible assets, net of deferred tax liabilities | 1,600 |
| Subtotal | 4,418 |
| *DEDUCT:* | |
| Disallowed servicing assets and deferred tax assets | 656 |
| E*TRADE Bank Tier 1 common | $ 3,762 |
| E*TRADE Bank total risk-weighted assets | $ 19,457 |
| E*TRADE Bank tier 1 common ratio (Tier 1 common / Total risk-weighted assets) | 19.3% |

(5) Excess to regulatory well capitalized minimums.

(6) Strategic and Capital Plan composed of the Company's assumptions and targets. Any capital distributions would be subject to regulatory approval at that time.

(7) Schedule and estimated improvement to earnings is for illustrative purposes and does not attempt to forecast future tax rates. The GAAP interest expense column includes stated cash interest expense as well as 2013 scheduled amortization of the original issue discounts.

(8) Assumes tax rate of 38%.

(9) E*TRADE Securities ratings for Online Broker by SmartMoney Magazine, May 2012 Broker Survey, based on the following categories: Trading Tools (5 stars), Customer Service (4 stars), Banking Services (4 stars), Mutual Funds & Investment Products (4 stars), Research (5 stars), and Commissions and Fees (2 stars). SmartMoney is a registered trademark, a joint publishing venture between Dow Jones & Company, Inc. and HearstSM Partnership.

(10) E*TRADE Securities ratings for Barron's annual ranking of the Best Online Brokers (March 12, 2012), based on Trade Experience and Technology, Usability, Mobile, Range of Offerings, Research Amenities, Portfolio Analysis & Reports, Customer Service & Education and Costs. E*TRADE overall ranked #10.

(11) E*TRADE Securities ratings for Online Broker by Kiplinger Personal Finance Magazine, November 2012 Online Broker Survey, based on the following categories: Investment Choices (5 stars), Customer Service (5 stars), User Experience (4.5 stars), Research and Tools (4 stars), Banking (3.5 stars), and Fees & Commissions (2.5 stars). © 2012 Kiplinger's. All rights reserved.

(12) The attrition rate is calculated by dividing attriting[a] brokerage accounts, by total brokerage accounts, for the previous period end. This measure is presented annually and on an annualized basis (where it appears quarterly).

(a) Attriting brokerage accounts: Gross new brokerage accounts, less net new brokerage accounts.

(13) The net new brokerage assets metrics treat asset flows between E*TRADE entities in the same manner as unrelated third party accounts.

(14) Average brokerage assets per account is calculated as the sum of security holdings and brokerage related cash divided by end of period brokerage accounts.

(15) Based on data as of 6/30/12.

E*TRADE®

© 2013 E*TRADE Financial Corporation all rights reserved 23 Appendix

(16) Equity Edge Online™ was rated #1 in Overall Satisfaction and Loyalty in the 2012 Group Five Stock Plan Administration Study Industry Report. Group Five, Inc. is not affiliated with E*TRADE Financial Corporate Services, Inc. or the E*TRADE Financial family of companies.

(17) Represents unpaid principal balances.

(18) Net paydowns includes paydowns on loans as well as limited origination activity, home equity advances, repurchase activity, limited sale and securitization activities and transfers to real estate owned assets.

(19) Increased the qualitative reserve in Q4 2011 in anticipation of losses related to a review of modification policies and practices pursuant to regulatory transition. Review was completed in Q1 2012: Certain modified loans were charged-off against previously established SVA and the qualitative reserve.

(20) The total expected losses on TDRs includes both the previously recorded charge-offs and the specific valuation allowance.

(21) Excludes $0 balance home equity lines of credit.

© 2013 E*TRADE Financial Corporation all rights reserved 24 Appendix